Exhibit 10.20

EXECUTION COPY

[FLEETCOR]

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of July 8, 2008, is entered into among FLEETCOR FUNDING LLC, (the “Seller”), FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, (the “Servicer”), the various Purchaser Agents, Conduit Purchasers and Related Committed Purchasers listed on the signature pages hereto, and PNC BANK, NATIONAL ASSOCIATION, as administrator (the “Administrator”).

RECITALS

1. The parties hereto are parties to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of October 29, 2007 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

2. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendments to the Agreement.

2.1 All references to “JPM” in the Agreement (other than (a) the definition of “JPM” set forth in Exhibit I to the Agreement and (b) the references to “JPM” in the definition of “Credit Facility” set forth in Exhibit I to the Agreement) are hereby changed to “STRH”.

2.2 Exhibit I to the Agreement is hereby amended by adding thereto in the appropriate alphabetical order the following definitions:

“Defaulted Receivables” means, collectively, each BP Defaulted Receivable, Chevron Defaulted Receivable and FC Defaulted Receivable.

“Delinquent Receivables” means, collectively, each BP Delinquent Receivable, Chevron Delinquent Receivable and FC Delinquent Receivable.

“Market Street” means Market Street Funding LLC and its successors.

“Revolving Receivables” means, on any date of determination, any Pool Receivable (i) with respect to which, FleetCor and the related Obligor have agreed that the outstanding balance under the related Contract may revolve during specified periods, (ii) that is or should be characterized as revolving on FleetCor’s systems and records and

(iii) that has been billed and on which, following any scheduled payment date with respect thereto, there continues to remain outstanding a principal balance on invoices issued or recorded prior to such payment date; it being understood that a Receivable which is not treated as a Revolving Receivable during any applicable reporting period because of a failure to satisfy each of clauses (i) through (iii) above during such period may from time to time thereafter be treated as a Revolving Receivable in any one or more subsequent reporting periods in which each of such clauses (i) through (iii) is, in fact, so satisfied at such time.

“Revolving Receivables Excess Concentration” means the sum of the amounts by which the Outstanding Balance of Eligible Receivables of each Obligor then in the Receivables Pool which are Revolving Receivables exceeds 13.0% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool.

“STRH” means SunTrust Robinson Humphrey, Inc. and its successors.

“SunTrust Bank” means SunTrust Bank and its successors.

“Three Pillars” means Three Pillars Funding LLC and its successors.

2.3 Clause (b) of the definition of “BP Default Ratio” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “eight” therein and substituting the number “five” therefor.

2.4 Clause (a) of the definition of “BP Defaulted Receivable” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “180” therein and substituting the number “90” therefor.

2.5 Clause (b)(2)(ii)(x) of the definition of “BP Dilution Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “2” therein and substituting the number “2.5” therefor.

2.6 Clause (b)(i)(A) of the definition of “BP Loss Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “2” therein and substituting the number “2.5” therefor.

2.7 Clause (b) of the definition of “Chevron Default Ratio” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “eight” therein and substituting the number “five” therefor.

2.8 Clause (a) of the definition of “Chevron Defaulted Receivable” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “180” therein and substituting the number “90” therefor.

2.9 Clause (b)(2)(ii)(x) of the definition of “Chevron Dilution Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “2” therein and substituting the number “2.5” therefor.

2.10 Clause (b)(i)(A) of the definition of “Chevron Loss Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “2” therein and substituting the number “2.5” therefor.

2.11 Clause (b)(ii)(x) of the definition of “FC Dilution Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “2” therein and substituting the number “2.5” therefor.

2.12 Clause (b)(i)(A) of the definition of “FC Loss Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “2” therein and substituting the number “2.5” therefor.

2.13 The definition of “Loss Reserve” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Loss Reserve” means, on any date, an amount equal to: (a) the Aggregate Capital at the close of business of the Servicer on such date multiplied by (b)(i) the sum of (A) the weighted average (based on the Adjusted Net Receivables Pool Balance with respect to the FC Receivables, BP Receivables and Chevron Receivables, as applicable) of the FC Loss Reserve Percentage, the BP Loss Reserve Percentage and the Chevron Loss Reserve Percentage on such date plus (B) if the Delinquency Ratio for any of the three most recent calendar months ended prior to such date is greater than 2.50%, 3.00% divided by (ii) 1, minus the sum of (A) the weighted average (based on the Adjusted Net Receivables Pool Balance with respect to the FC Receivables, BP Receivables and Chevron Receivables, as applicable) of the FC Loss Reserve Percentage, the BP Loss Reserve Percentage and the Chevron Loss Reserve Percentage on such date plus (B) if it the Delinquency Ratio for any of the three most recent calendar months ended prior to such date is greater than 2.50%, 3.00%.

2.14 The definition of “Majority Purchaser Agents” set forth in Exhibit I to the Agreement is hereby amended by deleting each reference to the percentage “75%” therein and substituting the percentage “80%” therefor.

2.15 The definition of “Net Receivables Pool Balance” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Net Receivables Pool Balance” means, at any time, an amount equal to (a) the Adjusted Net Receivables Pool Balance, minus (b) the Excise Tax Return Receivable Excess Concentration, minus (c) the Revolving Receivables Excess Concentration; provided that the calculations for such (a), (b) and (c) in the Weekly Information Package will be calculated according to methodology determined by the Purchaser Agents.

2.16 The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the amount “$390,000,000” therein and substituting the amount “$450,000,000” therefor.

2.17 The second sentence of Section 1(h) of Exhibit III to the Agreement is hereby amended and restated in its entirety as follows:

The office where the Seller keeps its (a) non-accounting records concerning the Receivables and corporate records is at the address set forth below its signature to this Agreement and (b) accounting records concerning the Receivables is at 1001 Service Road East, Highway 190, Suite 200, Covington, LA 70433.

2.18 Annex F of the Agreement is hereby amended and restated in its entirety as set forth on Annex F hereto.

2.19 The “Commitment” of each of Market Street, SunTrust Bank and Fifth Third is hereby amended to be the amount set forth on its respective signature page hereto.

SECTION 3. Non-Pro Rata Fundings. Notwithstanding anything to the contrary herein or in the Agreement, each of the parties hereto hereby understands and agrees that until the date following the date hereof when the outstanding Capital of each Purchaser equals such Purchaser’s Ratable Share of the Aggregate Capital, the Seller may request Capital, on a non-pro rata basis, from the Purchasers whose outstanding Capital does not yet equal their respective Ratable Share of the Aggregate Capital on the date so requested (it being understood that such requests shall, in any event, be made ratably among such Purchasers based on their respective Commitments).

SECTION 4. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Conduit Purchasers, the Related Committed Purchasers, the Purchaser Agents and the Administrator as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the

Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof upon:

(1) receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.

(2) receipt by the Administrator of counterparts of that certain Assignment and Assumption Agreement, dated as of the date hereof, by and among, inter alia, the Seller, the Servicer, the Administrator, the Purchaser Agents and the Purchasers, executed by each of the parties thereto, in form and substance reasonably satisfactory to the Administrator.

(3) receipt by the Administrator of counterparts of that certain amendment fee letter, dated as of the date hereof, executed by the Administrator, the Seller and the Servicer, in form and substance reasonably satisfactory to the Administrator, and receipt by the Administrator of evidence that the full amount of the “Amendment Fee” referred to therein has been received by the parties entitled thereto.

(4) receipt by each Purchaser Agent of counterparts of a Purchaser Group Fee Letter or an amended and restated Purchaser Group Fee Letter, as the case may be, each dated as of the date hereof and executed by the applicable Purchaser Agent, the Seller and the Servicer, each in form and substance reasonably satisfactory to such Purchaser Agent.

(5) receipt by the Administrator of evidence that the counterpart signature page to the Chevron Letter Agreement, in form and substance reasonably satisfactory to the Administrator, has been executed by each of the Purchasers in and the Purchaser Agent for the Three Pillars Purchaser Group and received by the parties entitled thereto.

(6) receipt by the Administrator of a favorable opinion, addressed to each Rating Agency, the Administrator, each Purchaser, each Purchaser Agent and each Liquidity Provider, in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, of King & Spalding LLP, counsel for Seller, the Originators and the Servicer, covering organizational, enforceability and noncontravention matters.

(7) receipt by the Purchaser Agent for the Three Pillars Purchaser Group of reliance letters, addressed to the Purchasers in and the Purchaser Agent for the Three Pillars Purchaser Group, in form and substance reasonably satisfactory to such Purchaser Agent, relative to opinions delivered by King & Spalding LLP in connection with the Receivables Purchase Agreement.

(8) such other opinions, documents and instruments as the Administrator or any Purchaser Agent may reasonably request.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

FLEETCOR FUNDING LLC, as Seller

By:	/s/ Eric Dey
	Name:	Eric Dey
	Title:	Chief Financial Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer

By:	/s/ Eric Dey
	Name:	Eric Dey
	Title:	Chief Financial Officer

S-1	First Amendment to Fourth A&R RPA (FleetCor)

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for the Market Street Purchaser Group

By:	/s/ David B. Gookin
	Name:	David B. Gookin
	Title:	Senior Vice President

MARKET STREET FUNDING LLC,
as a Related Committed Purchaser

By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

Commitment: $225,000,000

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

S-2	First Amendment to Fourth A&R RPA (FleetCor)

SUNTRUST ROBINSON HUMPHREY, INC.,
as Purchaser Agent for the Three Pillars Purchaser Group

By:	/s/ Timothy S. Mueller
	Name:	Timothy S. Mueller
	Title:	Managing Director

SUNTRUST BANK,
as a Related Committed Purchaser

By:	/s/ Timothy M. O’Leary
	Name:	Timothy M. O’Leary
	Title:	Managing Director

Commitment: $100,000,000

THREE PILLARS FUNDING LLC,
as a Conduit Purchaser

By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

S-3	First Amendment to Fourth A&R RPA (FleetCor)

FIFTH THIRD BANK,
as Purchaser Agent for the Fifth Third Purchaser Group

By:	/s/ Andrew D. Jones
	Name:	Andrew D. Jones
	Title:	Assistant Vice President

FIFTH THIRD BANK,
as a Related Committed Purchaser

By:	/s/ Andrew D. Jones
	Name:	Andrew D. Jones
	Title:	Assistant Vice President

Commitment: $125,000,000

FIFTH THIRD BANK,
as a Conduit Purchaser

By:	/s/ Andrew D. Jones
	Name:	Andrew D. Jones
	Title:	Assistant Vice President

S-4	First Amendment to Fourth A&R RPA (FleetCor)

Acknowledged and Agreed:

FLEETCOR TECHNOLOGIES, INC.,

By:	/s/ Eric Dey
	Name:	Eric Dey
	Title:	Chief Financial Officer

S-5	First Amendment to Fourth A&R RPA (FleetCor)

ANNEX F

to Fourth Amended and Restated Receivables Purchase Agreement

FORM OF PAYDOWN NOTICE

Dated as of [                 , 20    ]

FleetCor Technologies Operating Company, LLC

3091 Governors Lake Drive

Building 100, Suite 100

Norcross, Georgia 30071

Attention: Eric R. Dey

PNC Bank, National Association

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

Attention: Bill Falcon

SunTrust Robinson Humphrey, Inc.

303 Peachtree Street, NE

23 rd Floor, MC 3950

Atlanta, Georgia 30308

Attention: ABS Surveillance

Fifth Third Bank

MD 109046

38 Fountain Square Plaza

Cincinnati, OH 45263

Attention: Asset Securitization

[Each other Purchaser Agent]

Ladies and Gentlemen:

Reference is hereby made to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of October 29, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), among FleetCor Funding LLC, as Seller, FleetCor Technologies Operating Company, LLC, as Servicer, the various Purchasers and Purchaser Agents from time to time party thereto, and PNC Bank, National Association, as Administrator for each Purchaser Group. Capitalized terms used in this paydown notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

Annex F-1	FleetCor Fourth Amended and Restated Receivables Purchase Agreement Form of Paydown Notice

This letter constitutes a paydown notice pursuant to Section 1.4(f)(i) of the Receivables Purchase Agreement. The Seller desires to reduce the Aggregate Capital on                 ,              1 by the application of $                (of which $            will reduce Capital funded by the Market Street Purchaser Group, $             2 will reduce Capital funded by the Three Pillars Purchaser Group and $            will reduce Capital funded by the Fifth Third Purchaser Group) in cash to pay Aggregate Capital and Discount to accrue (until such cash can be used to pay commercial paper notes) with respect to such Aggregate Capital, together with all costs related to such reduction of Aggregate Capital.

[1]

Notice must be given at least one Business Day no later than 2:00 p.m. (New York City time) prior to the date of such reduction for any reduction of the Aggregate Capital less than or equal to $15,000,000 (or such greater amount as agreed to by the Administrator and the Majority Purchaser Agents) and at least three Business Days prior to the date of such reduction for any reduction of the Aggregate Capital greater than $15,000,000.

[2]

All payments to Three Pillars Funding LLC must be made by 12:00 p.m. (New York City time) in order to comply with Section B(1)(a) of the DTC Operational Arrangements and the DTC Notice (B#2078-07) dated September 11, 2007.

Annex F-2	FleetCor Fourth Amended and Restated Receivables Purchase Agreement Form of Paydown Notice

IN WITNESS WHEREOF, the undersigned has caused this paydown notice to be executed by its duly authorized officer as of the date first above written.

FLEETCOR FUNDING LLC

By:
Name:
Title:

Annex F-3	FleetCor Fourth Amended and Restated Receivables Purchase Agreement Form of Paydown Notice